             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

     TCW/DW Latin American Growth Fund
     TCW/DW Small Cap Growth Fund
     TCW/DW Total Return Trust
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


     Carsten Otto
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                       TCW/DW LATIN AMERICAN GROWTH FUND
                          TCW/DW SMALL CAP GROWTH FUND
                           TCW/DW TOTAL RETURN TRUST

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON JUNE 8, 1999
     Notice is hereby given that special meetings of shareholders of TCW/DW LATIN AMERICAN GROWTH FUND, TCW/DW SMALL CAP GROWTH FUND and TCW/DW TOTAL RETURN TRUST (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on June 8, 1999, at 9:00 a.m., New York City time, for the following purposes:

      1. For each Fund, to approve or disapprove a new investment management agreement (the "New Investment Management Agreement") between the Fund and Morgan Stanley Dean Witter Advisors Inc.;

      2. For each Fund, to approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Morgan Stanley Dean Witter Advisors Inc. and TCW Funds Management, Inc.;

      3. For each Fund, to elect or re-elect, as appropriate, eight (8) Fund Trustees to serve until their successors are elected and qualified; and

      4. To transact other business that may properly come before the Meeting or any adjournments thereof.

     Upon effectiveness of the Proposals, TCW/DW Latin American Growth Fund would change its name to "Morgan Stanley Dean Witter Latin American Growth Fund," TCW/DW Small Cap Growth Fund would change its name to "Morgan Stanley Dean Witter Small Cap Growth Fund" and TCW/DW Total Return Trust would change its name to "Morgan Stanley Dean Witter Total Return Trust."

     Shareholders of record as of the close of business on March 12, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 set forth herein and will vote against any such adjournment those proxies to be voted against such Proposal.

                                                     BARRY FINK
                                                      Secretary
March 23, 1999
New York, New York

                                   IMPORTANT

         YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

      o  FOR APPROVAL OF EACH NEW INVESTMENT MANAGEMENT AGREEMENT.

      o  FOR APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENT.

      o FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION OR RE-ELECTION.

                             YOUR VOTE IS IMPORTANT

                       TCW/DW LATIN AMERICAN GROWTH FUND
                          TCW/DW SMALL CAP GROWTH FUND
                           TCW/DW TOTAL RETURN TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------
                             JOINT PROXY STATEMENT
                             ---------------------

                       SPECIAL MEETINGS OF SHAREHOLDERS
                                 JUNE 8, 1999


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of TCW/DW LATIN AMERICAN GROWTH FUND ("Latin American"), TCW/DW SMALL CAP GROWTH FUND ("Small Cap") and TCW/DW TOTAL RETURN TRUST ("Total Return") (each, a "Fund" and collectively, the "Funds") for use at the special meetings of shareholders of the Funds to be held jointly on June 8, 1999, and at any adjournments thereof (the "Meeting").

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of each Proposal as set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of a Fund, execution and delivery (whether by mail or, as discussed below, by touchtone telephone or the Internet) of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on March 12, 1999, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.




                          NUMBER OF SHARES
                          OUTSTANDING AS OF
NAME OF FUND               THE RECORD DATE
------------------------ ------------------
Latin American .........     13,809,154
Small Cap ..............     14,256,734
Total Return ...........      9,539,884

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Latin American as of the Record
Date: Class A -- Resources Trust Co. TR IRA U/A Dtd 01/12/95 FBO Robert A. Lincoln, P.O. Box 5900, Denver, CO 80217 (15.7%); Beatus Pension Trust U/A Dtd. 03/01/71 B.L. Beatus, MD, TTEE, 55 Humphreys Center, Suite 300, Memphis, TN 38120-2367 (13.7%); Carmen Hall TTEE O/T Jack T. & Carmen Hall REV Trust Dtd 08/12/93, P.O. Box 45, Lake Arrowhead, CA 92352-0045 (13.5%); Dean Witter
Reynolds ("DWR") Cust for Orville L. Trott, IRA Rollover Dtd 03/02/89, 1726 Aldersgate, Leucadia, CA 92024-1004 (8%); Lyvonne K. Brown, 1049 E. Cherry Rd., Greensburg, IN

47240-8603 (6.8%); Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"),
Attn: Maurice Bendrihem, 2 World Trade Center, 70th Floor, New York, NY 10048-0203 (6.3%). Class C -- East Line Company, c/o Tatiana A. Alexandrova, 8A Tarusskaya St., Moscow, Russia 117588 (8%). Class D -- MSDW Advisors, Attn:
Maurice Bendrihem, Two World Trade Center, 70th Floor, New York, NY 10048-0203 (99.8%).

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Small Cap as of the Record Date:
Class A -- Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") ,TTEE, Northeast Regional Medical Center, P.O. Box 957, Jersey City, NJ 07303-0957 (33.3%); MSDW Trust, TTEE, Physician Primary Care, P.O. Box 957, Jersey City, NJ 07303-0957 (11.5%); Beatus Pension Trust U/A Dtd 03/01/71 B.L. Beatus, MD, TTEE, 55 Humphreys Center, Suite 300, Memphis, TN 38120-2367 (7.2%); MSDW Trust, TTEE, West Coast Beauty Supply Co. Retirement Savings Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (6.1%) and Reed A. Larson & Joyce A. Larson, JTWROS, N7766 Hwy 26, Watertown, WI 53094-9440 (5.3%). Class C -- DWR Cust for Enrique Valdez, IRA Standard/SEP Dtd 11/19/98, 16210 Tibit Rd., Friendship, TX 77546-3222 (6.3%); Nino Karamzadeh, P.O. Box 560525, Dallas, TX 75356-0525
(5.8%) and David W. Adams, 808 Lake Meadows Circle, Rockwall, TX 75087-3672 (5.7%). Class D -- MSDW Advisors, Attn: Maurice Bendrihem, 2 World Trade Center, 70th Fl., New York, NY 10048-0203 (99.8%).

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Total Return as of the Record
Date: Class A -- James P. Rogers, 4628 IDS Center, 80 S. Eighth St., Minneapolis, MN 55402-2100 (27.5%); Reed A. Larson & Joyce A. Larson, JTWROS, N7766 Hwy 26, Watertown, WI 53094-9440 (21.5%) and Reed A. Larson, N7766 Hwy 26, Watertown, WI 53094-9440 (5.4%). Class C -- Jeffrey L. Stratton & Carol S. Stratton, JTTEN, 12152 Southwick Circle, Knoxville, TN 37922-1500 (13.1%) and Omar Legant & Jean L. Legant, TTEES, F/T Omar & Jean L. Legant Revocable Trust Dtd 02/22/90, 1000 Los Arboles NW, Albuquerque, NM 87107-1142 (5.9%). Class D -- MSDW Advisors, Attn: Maurice Bendrihem, 2 World Trade Center, 70th Fl., New York, NY 10048-0203 (99.8%). The Trustees and officers of each Fund, together, owned less than 1% of the Fund's outstanding shares on the Record Date. The percentage ownership of shares of the Funds changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses, will be borne by the Funds. The total cost of soliciting proxies borne by each Fund is estimated to be approximately as follows: Latin American--$60,000; Small Cap--$63,000; and Total Return--$30,000. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation. The first mailing of this Proxy Statement is expected to be made on or about March 23, 1999.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. No recommendation will be made as to how shareholders should vote on a Proposal other than to refer to the recommendation of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the shareholder.

      (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

THE PROPOSAL

     Each Fund's current investment advisor is TCW Funds Management, Inc. ("TCW"). In accordance with an investment advisory agreement with each Fund (each, a "Current Advisory Agreement"), TCW invests each Fund's assets, including placing orders for the purchase and sale of portfolio securities. Each Fund's current manager is MSDW Services, which is a wholly-owned subsidiary of MSDW Advisors. Under a management agreement with each Fund (each, a "Current Management Agreement"), MSDW Services manages each Fund's business affairs, supervises the Funds' overall day-to-day operations (other than rendering investment advice), and provides all administrative services to the Funds.

     It is proposed that, as part of an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Funds engage MSDW Advisors to serve as the Funds' new investment manager. MSDW Advisors would be responsible to the Funds for the services that MSDW Services currently is providing to the Funds. In addition, each Current Management Agreement and each Current Advisory Agreement would be terminated, and it is also proposed that the Funds engage TCW to serve as sub-advisor to each Fund (see Proposal 2 below). Under the overall supervision of MSDW Advisors, TCW would be responsible for investing each Fund's assets. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

     Implementation of the proposals would result in the Funds becoming part of the Morgan Stanley Dean Witter Fund complex. Shareholders would thereby be afforded exchange privileges with the other funds in the Morgan Stanley Dean Witter Fund complex. In addition, TCW, as sub-advisor, would continue to have responsibility for investing the assets of each Fund, subject to the oversight of MSDW Advisors.

     On February 25, 1999, each Board met in person for the purpose of considering whether it would be in the best interests of the Funds and their shareholders to enter into a new investment management agreement (the "New Investment Management Agreement") between each Fund and MSDW Advisors. A form of the New Investment Management Agreement is attached to this Proxy Statement as Exhibit A. At the Board meeting, and for the reasons discussed below, each Board, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Trustees"), unanimously approved the New Investment Management Agreement for each Fund and recommended its approval by shareholders.

     If approved by shareholders, each New Investment Management Agreement will continue in effect for an initial term expiring April 30, 2000. It will be continued in effect from year to year thereafter if the continuance is approved by the Board of the applicable Fund or by a majority of the outstanding voting securities of the applicable Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Board of that Fund will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders.


THE BOARDS' CONSIDERATION

     At a special meeting of each Fund's Independent Trustees held on February 24, 1999 at which a majority of the Independent Trustees was present, and a meeting of the Board of each Fund on February 25, 1999, the Trustees evaluated the New Investment Management Agreements. Prior to and during the meetings, the Trustees requested and received all information they deemed necessary to enable them to determine whether the New Investment Management Agreements are in the best interests of the Funds and their shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Investment Management Agreements, the Trustees assessed MSDW Advisors' ability to provide services to the Funds of the same scope and quality as are presently provided. They also considered MSDW Advisors' organizational depth, reputation and experience. In addition, they took into account MSDW Advisors' personnel and operations. The Board of each Fund also considered that the fee rate under each New Investment Management Agreement would be identical to the total aggregate fee rate currently in effect under the corresponding Current Management and Advisory Agreements. The Trustees considered the confluence of all these factors in arriving at their decision to approve the appointment of MSDW Advisors and no one factor was given any greater weight than any of the others.

     Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors they deemed relevant, the Trustees of each Fund, including a majority of the Independent Trustees, determined that the New Investment Management Agreement is in the best interests of each respective Fund and its shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW INVESTMENT MANAGEMENT AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.


THE CURRENT MANAGEMENT AGREEMENTS AND THE CURRENT ADVISORY AGREEMENTS

     Each of the Current Management Agreements requires MSDW Services, as investment manager, to manage the applicable Fund's business affairs, supervise its overall day-to-day operations (other than rendering investment advice), and provide all administrative services to each of the Funds. Under the terms of each Current Management Agreement, MSDW Services also maintains certain of the Funds' books and records and furnishes, at its own expense, the office space, facilities, equipment, supplies, clerical help and bookkeeping that the Funds may reasonably require to conduct their business. In addition, MSDW Services pays the salaries of all personnel, including officers of the Funds, who are its employees.

     Each Current Advisory Agreement requires that TCW invest each Fund's assets, including placing orders for the purchase and sale of portfolio securities. TCW also obtains and evaluates information and advice relating to the economy, securities markets, and specific securities it deems necessary or useful to continuously manage Fund assets in a manner consistent with each Fund's investment objectives. TCW pays the salaries of all personnel, including officers of the Funds, who are its employees.

     Under the Current Advisory Agreements, the Funds are obligated to bear all of the costs and expenses of their operation, except those specifically assumed by TCW, MSDW Services, or Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), the Funds' distributor. These costs and expenses include, without limitation: fees pursuant to any plan of distribution that a Fund may adopt; charges and expenses of any custodian appointed by a Fund for the safekeeping of its cash and portfolio securities; brokers' commissions chargeable to the Fund; all costs and expenses in connection with registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; the expense of printing and distributing Fund prospectuses; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees who are not employees of the investment advisor; and charges and expenses of legal counsel and independent accountants in connection with any matter relating to a Fund.

     Each Current Advisory Agreement was first approved by the Board of the respective Fund and by MSDW Advisors as the then sole shareholder as follows:



                             FIRST BOARD      FIRST SHAREHOLDER
                               APPROVAL           APPROVAL
                           ---------------   ------------------
Latin American .........   July 29, 1992     September 9, 1992
Small Cap ..............   July 29, 1992       June 10, 1993
Total Return ...........   July 14, 1994      August 24, 1994

     After its respective initial term, each Current Advisory Agreement continues in effect from year to year, provided that each continuance is approved by the vote of a majority of the outstanding voting securities of a Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees. The Trustees approved each Current Advisory Agreement's continuation until April 30, 1999, at a meeting on April 30, 1998. Each Current Advisory Agreement also provides that it may be terminated at any time by the investment advisor, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment. If shareholders of a Fund approve the New Investment Management Agreement, the applicable Current Advisory Agreement and the applicable Current Management Agreement will terminate when MSDW Advisors has been appointed investment advisor to each Fund.

     As full compensation for the services and facilities furnished to the Funds and for expenses of the Funds assumed by MSDW Services, and for the investment advisory services provided by TCW, the Funds currently pay MSDW Services and TCW monthly compensation calculated daily at the rates set forth in the table below.




                                                                                          PERCENTAGE OF NET
                                                                                          ASSETS ACCRUED TO   PERCENTAGE OF NET
                        CURRENT MANAGEMENT       CURRENT ADVISORY                           MSDW SERVICES     ASSETS ACCRUED TO
                          FEE PAYABLE TO          FEE PAYABLE TO         LAST FISCAL         DURING LAST       TCW DURING LAST
NAME OF FUND              MSDW SERVICES                TCW                 YEAR END          FISCAL YEAR         FISCAL YEAR
-------------------- ----------------------- ----------------------- ------------------- ------------------- ------------------
Latin American ..... 0.75% of net assets     0.50% of net assets      January 31, 1999   0.75%               0.50%
                     up to $500 million;     up to $500 million;
                     0.72% of net assets     0.48% of net assets
                     over $500 million       over $500 million
Small Cap .......... 0.60%                   0.40%                   February 28, 1999   0.60%               0.40%
Total Return ....... 0.45%                   0.30%                     July 31, 1998     0.45%               0.30%

     For their last fiscal year, Latin American, Small Cap and Total Return paid total compensation to MSDW Services and TCW of $2,460,206, $3,188,611 and $1,068,727, respectively.


MORGAN STANLEY DEAN WITTER ADVISORS

     MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992 under the name Dean Witter InterCapital Inc., is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its primary businesses--securities, asset management and credit services. MSDW's principal office is located at 1585 Broadway, New York, New York 10036.


     Set forth below is the name and principal occupation of the principal executive officer and each director of MSDW Advisors.

NAME AND TITLE                                                      PRINCIPAL OCCUPATION
-----------------------------------------------   --------------------------------------------------------
Mitchell M. Merin  ............................   President and Chief Operating Officer of Asset
President, Chief Executive Officer and Director   Management of MSDW; President, Chief Executive
                                                  Officer and Director of MSDW Services; Chairman,
                                                  Chief Executive Officer and Director of the Distributor
                                                  and MSDW Trust; Vice President of the Morgan Stanley
                                                  Dean Witter Funds, the TCW/DW Funds and Discover
                                                  Brokerage Index Series; Executive Vice President and
                                                  Director of DWR and Director of various MSDW
                                                  subsidiaries.
Ronald E. Robison ............................    Executive Vice President, Chief Administrative Officer
Executive Vice President,                         and Director of MSDW Services; Vice President of the
Chief Administrative Officer                      Morgan Stanley Dean Witter Funds, TCW/DW Funds
and Director                                      and Discover Brokerage Index Series; formerly, Chief
                                                  Operating Officer and Managing Director of TCW
                                                  Funds Management, Inc.
Barry Fink  ..................................    Senior Vice President, Secretary, General Counsel and
Senior Vice President, Secretary,                 Director of MSDW Services; Senior Vice President,
General Counsel and Director                      Assistant Secretary and Assistant General Counsel of
                                                  the Distributor; Assistant Secretary of DWR; Vice
                                                  President, Secretary and General Counsel of the MSDW
                                                  Funds, the TCW/DW Funds and Discover Brokerage
                                                  Index Series.

     The address for Messrs. Merin, Robison and Fink is Two World Trade Center, New York, New York 10048.


     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix I lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to MSDW Advisors by these companies and their net assets as of March 12, 1999. MSDW Services has its offices at Two World Trade Center, New York, New York 10048.


     The Distributor serves as each Fund's distributor. Like MSDW Advisors, the Distributor is a wholly-owned subsidiary of MSDW. In accordance with each Fund's Rule 12b-1 plan, each Fund pays the Distributor 12b-1 fees for distribution related services. MSDW Trust, an affiliate of MSDW Advisors, serves as transfer agent of each Fund. For its last fiscal year, each Fund paid distribution fees to the Distributor and transfer agency fees to MSDW Trust as set forth in the following table.




                             DISTRIBUTION FEES PAID
                               TO THE DISTRIBUTOR          TRANSFER AGENT FEES PAID TO
FUND                        DURING LAST FISCAL YEAR     MSDW TRUST DURING LAST FISCAL YEAR
------------------------   -------------------------   -----------------------------------
Latin American .........           $1,967,402                        $547,257
Small Cap ..............            2,926,616                         477,243
Total Return ...........            1,202,111                         138,552

     Each Fund's brokerage transactions may be effected through DWR and Morgan Stanley & Co. Incorporated ("MS & Co."), affiliated broker-dealers of the Funds' Distributor. MS & Co. became an affiliate of the Funds' Distributor on May 31, 1997. During each Fund's last fiscal year, the following amounts were paid to MS & Co.: Latin American--$13,262; Small Cap--$16,025; and Total Return--$8,215. No brokerage commissions were paid to DWR. DWR and MS & Co. are affiliated brokers of the Funds because DWR, MS & Co., and the Distributor are under the common control of MSDW.


THE NEW INVESTMENT MANAGEMENT AGREEMENT

     Each New Investment Management Agreement would provide that the applicable Fund retains MSDW Advisors to serve as investment manager to the Fund, subject to the supervision of the Board of Trustees. Under each New Investment Management Agreement, MSDW Advisors would be responsible to each Fund for all of the services that are presently being provided in accordance with the Current Management Agreement and the Current Advisory Agreement, except that the New Investment Management Agreement would provide that MSDW Advisors could, at its own expense, enter into a sub-advisory agreement with another money manager, referred to as a sub-advisor. The sub-advisor would, subject to the oversight of MSDW Advisors, make determinations as to the securities to be purchased and sold by a Fund and the timing of such purchases and sales.

     The management fee rates MSDW Advisors would charge the Funds under each respective New Investment Management Agreement would be as follows: Latin American, 1.25% of average daily net assets up to $500 million and 1.20% of average daily net assets in excess of $500 million; Small Cap, 1.00% of average daily net assets; and Total Return, 0.75% of average daily net assets. Such fees are equivalent to the combined fees currently paid by each Fund under its Current Management Agreement and its Current Advisory Agreement.


EXCHANGE PRIVILEGES

     Presently, shareholders may exchange each Fund's shares for shares of the same class of any other TCW/DW multi-class fund. Fund shares also may be exchanged for shares of TCW/DW North American Government Income Trust and for shares of five Morgan Stanley Dean Witter money market funds. If shareholders approve the New Investment Management Agreement with respect to a Fund, the Fund will become part of the Morgan Stanley Dean Witter Fund complex. Consequently, shareholders then would have similar exchange privileges with the other funds in the Morgan Stanley Dean Witter Fund complex and would no longer be able to exchange Fund shares for shares of TCW/DW multi-class funds and TCW/DW North American Government Income Trust. Shareholders of the TCW/DW multi-class funds and TCW/DW North American Government Income Trust are currently being asked to consider proposals pursuant to which, if approved, the TCW/DW multi-class funds and TCW/DW North American Government Income Trust would either become or merge into a Morgan Stanley Dean Witter Fund or, in the case of TCW/DW Emerging Markets Opportunities Trust, be liquidated.


REQUIRED VOTE

     Each New Investment Management Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the respective Fund. A majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less. Shareholders of all Classes of shares vote collectively as one Class.

     THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT APPLICABLE TO THAT FUND.

      (2) APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
                 MSDW ADVISORS AND TCW FUNDS MANAGEMENT, INC.


THE PROPOSAL


     At the same meeting that the Trustees considered the New Investment Management Agreements, they also met for the purpose of considering the selection of TCW as sub-advisor and adoption of a new sub-advisory agreement (the "New Sub-Advisory Agreement") for each of the Funds. At the Board meeting and for the reasons discussed below, the Board of each Fund, including all of the Independent Trustees, unanimously approved each New Sub-Advisory Agreement and recommended its approval by shareholders of the applicable Fund. Even if approved by shareholders, the New Sub-Advisory Agreements will only take effect if shareholders of each Fund also approve the New Investment Management Agreement, applicable to the Fund, pursuant to Proposal 1.


THE BOARDS' CONSIDERATION


     At the February 24, 1999 Independent Trustees meeting and the Board meeting on February 25, 1999, the Trustees considered the performance of each Fund. The Trustees also considered the quality and extent of the services that TCW has provided as investment advisor to each of the Funds and proposed to provide as sub-advisor, as well as the organizational depth, reputation and experience of TCW in equity investing. The Trustees considered the confluence of all these factors in arriving at their decision to approve the appointment of TCW as sub-advisor for each of the Funds and no one factor was given any greater weight than any of the others. They were assisted in their review and deliberations by independent legal counsel.


     In addition, the Board reviewed and discussed the terms and provisions of the New Sub-Advisory Agreements. Based on their consideration of these factors and others that they deemed relevant, the Trustees determined that it would be in the best interests of each Fund and its shareholders to select TCW to serve as sub-advisor to each Fund pursuant to the applicable New Sub-Advisory Agreement. Accordingly, the Board, including a majority of the Independent Trustees, approved each of the New Sub-Advisory Agreements and voted to recommend approval by shareholders of the applicable Fund.


TCW FUNDS MANAGEMENT, INC.


     TCW, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of December 31, 1998, TCW and its affiliates had approximately $55 billion under management or committed to management. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Set forth below is the name and principal occupation of the principal executive officer and each director of TCW.



NAME AND TITLE                                          PRINCIPAL OCCUPATION
-----------------------------   -------------------------------------------------------------------
Marc I. Stern ...............   President and Director, The TCW Group; President, Vice Chairman
 Chairman and Director          and Director of TCW Asset Management Company; Executive Vice
                                President, Group Managing Director and Director of Trust Company
                                of the West; Chairman and Director of the TCW Galileo Funds, Inc.;
                                Trustee of the TCW/DW Funds; Director of Qualcomm, Incorporated
                                (wireless communications); Director or Trustee of various
                                not-for-profit organizations.

Thomas E. Larkin ............   Executive Vice President and Director, The TCW Group; President
 Vice Chairman and Director     and Director of Trust Company of the West; Vice Chairman and
                                Director of TCW Asset Management Company; Member of the
                                Board of Trustees of the University of Notre Dame; Director of Los
                                Angeles Orthopaedic Hospital Foundation; President and Director of
                                TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible
                                Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

Alvin R. Albe, Jr. ..........   Executive Vice President of The TCW Group.
 President, Chief Executive
Officer and Director

     The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Appendix II lists the investment companies for which TCW provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to TCW by such companies and their net assets as of December 31, 1998.

THE NEW SUB-ADVISORY AGREEMENTS

     Each New Sub-Advisory Agreement, which would govern TCW's new relationship with the respective Fund, would require TCW to provide the Fund with investment advisory services. These advisory services would include, among other things, obtaining and evaluating information and advice relating to the economy, securities markets, and specific securities as it deems necessary or useful to discharge its duties under the applicable New Sub-Advisory Agreement. TCW would continuously manage the assets of the applicable Fund in a manner consistent with the investment objective and policies of the Fund. It would determine the securities to be purchased and sold by a Fund and the timing of such purchases and sales. In addition, it would place purchase and sale orders on behalf of a Fund.

     TCW would, at its own expense, maintain staff and employ or retain personnel and consult with such other persons as it determines to be necessary or useful to the performance of its obligations under the New Sub-Advisory Agreements. It also would bear the other costs of rendering the investment advisory services, including any clerical help and bookkeeping services that it may require.

     In return for the services that TCW would render under each New Sub-Advisory Agreement, MSDW Advisors would pay TCW monthly compensation equal to 40% of the compensation it receives under the respective New Investment Management Agreement. Any change in a New Investment Management Agreement which has the effect of raising or lowering the compensation would have the concomitant effect of raising or lowering the corresponding fee payable to TCW.

     Each New Sub-Advisory Agreement provides that, after its initial period of effectiveness (each New Sub-Advisory Agreement expires on April 30, 2000), it may be continued in effect from year to year, provided that the continuance is approved by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Trustees of the applicable Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for that purpose.

     Each New Sub-Advisory Agreement also provides that it may be terminated at any time by TCW, MSDW Advisors, the applicable Fund's Board or by a vote of the majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice. Each New Sub-Advisory Agreement also terminates in the event of the termination of the respective New Investment Management Agreement or in the event of its assignment. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.


VOTE REQUIRED

     Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the respective Fund. A majority vote in this context has the same meaning as a majority vote with respect to the New Investment Management Agreement. Shareholders of all Classes of shares vote collectively as one Class. In the event the shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will take action that it believes is in the best interests of the Fund and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement.

     THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT APPLICABLE TO THAT FUND.


                    (3) ELECTION OF TRUSTEES FOR EACH FUND

THE PROPOSAL

     The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine and, following the anticipated retirement of Mr. John R. Haire on May 1, 1999, the number of Trustees is anticipated to be fixed at eight. At the February 25, 1999 Board meeting, the Trustees of each Fund nominated for election or re-election, as appropriate, the following eight nominees to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob
(Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip
J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder currently serve as Trustees of each of the Funds and, with the exception of Mr. Schroeder with respect to Small Cap and Total Return, were elected by MSDW Advisors as the then sole shareholder prior to the public offering of the Funds. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 85 investment companies that file periodic reports with the Securities and Exchange Commission for which MSDW Advisors acts as investment manager or investment advisor (the "Morgan Stanley Dean Witter Funds"). Messrs. Bozic, Garn, Hedien and Purcell are nominated to replace Messrs. Argue, DeMartini, Larkin and Stern who intend to resign as Trustees, and they would commence service on a Fund's Board at the time the applicable New Investment Management Agreement takes effect.

     The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of each Fund owned, if any, as of March 12, 1999 (shown in parentheses), positions with the Funds and directorships or trusteeships with the Morgan Stanley Dean Witter Funds.

     The nominees for Trustee to be elected or re-elected at the Meeting are:

     MICHAEL BOZIC, Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 58; Vice Chairman of Kmart Corporation (since December
1998); Trustee of Discover Brokerage Index Series; formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO,* (Latin American: 1,729 shares; Small Cap: 1,038 shares) Chairman and Trustee/Director of the Morgan Stanley Dean Witter Funds since July 1991; age 65; President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and the Distributor, Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June, 1998).

     EDWIN JACOB (JAKE) GARN, Trustee/Director of the Morgan Stanley Dean Witter Funds since January 1993; age 66; Trustee of Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee/Director of the Morgan Stanley Dean Witter Funds since September 1997; age 65; Retired; Trustee of Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee/Director of the Morgan Stanley Dean Witter Funds since July 1991; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury.

     MICHAEL E. NUGENT, (Small Cap: 2,723 shares) Trustee/Director of the Morgan Stanley Dean Witter Funds since July, 1991; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.


----------
* Mr. Fiumefreddo is an "interested person" of the Funds within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Funds because he was until recently an officer or director of various MSDW subsidiaries.

     PHILIP J. PURCELL,** Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of the Distributor; Trustee of Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 68; Retired; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

     The following are executive officers of each of the Funds: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President, and Thomas F. Caloia, Treasurer. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Funds.

     Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March
1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the Distributor and MSDW Trust, Executive Vice President and Director of DWR and Director of various other MSDW subsidiaries. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, the Distributor and MSDW Trust (since August 1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Other than Messrs. Robison and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

     In addition, Michael P. Reilly is a Vice President of Latin American; Charles Larsen, Douglas S. Foreman and Christopher J. Ainley are Vice Presidents of Small Cap; and James A. Tilton and Thomas K. McKissick are Vice Presidents of Total Return. Mr. Reilly is 35 years old and is currently a Managing Director of TCW, Trust Company of the West and TCW Asset Management Company. Mr. Larsen is 54 years old and is currently a Managing Director of TCW, Trust Company of the West and TCW Asset Management Company. Mr. Foreman is 41 years old and is currently a Group Managing Director of TCW, Trust Company of the West and TCW Asset Management Company (since May 1994). He was previously a portfolio manager with Putnam Investments. Mr. Ainley is 40 years old and is currently a Managing Director of TCW, Trust Company of the West and TCW Asset Management Company (since February 1996). He was previously a Senior Vice President of TCW, Trust Company of the West and TCW Asset Management Company (May 1994 -- February 1996) and


----------
** Mr. Purcell is an "interested person" of the Funds within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Funds because he is the Chairman of the Board of Directors and Chief Executive Officer of MSDW and an officer or director of various MSDW subsidiaries.

prior to that a portfolio manager with Putnam Investments. Mr. Tilton is 59 years old and is currently a Managing Director of TCW, Equities of Trust Company of the West and TCW Asset Management Company. He is also Chairman of the Board of Verdugo Hills Hospital and of Councilors of the University of Southern California School of Public Administration and director of various other business organizations. Mr. McKissick is 38 years old and is currently a Managing Director of TCW, Equities of Trust Company of the West and TCW Asset Management Company. Other than Messrs. Ainley and Foreman, each of the above officers has been an employee of the TCW Group, Inc. and/or its subsidiaries for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     If shareholders elect the nominated persons to the Boards, each Fund's Board will consist of the same individuals who will also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 120 portfolios. As of February 26, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $117.7 billion and more than six million shareholders.

     If shareholders elect the nominated persons to the Boards, six of the eight Trustees (or 75%) will be Independent Trustees because they have no present or past affiliation or business connection with MSDW Advisors or any of its affiliated persons or companies. The other two Trustees will be or recently were affiliated with MSDW Advisors.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     As is the case with each Fund's current Independent Trustees, all of the Independent Trustees nominated for election or re-election would serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, would serve as members of the Derivatives Committee and the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees, and reviewing the adequacy of the Funds' system of internal controls. The Derivatives Committee approves parameters for and monitors the activities of each Fund with respect to derivative investments, if any, made by the Fund. The Insurance Committee reviews and monitors the insurance coverage maintained by the Funds.

     The following chart sets forth the number of meetings of the present Boards, the Independent Trustees, the Audit Committee, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Independent Trustees, the Audit Committee, the Derivatives Committee or the Insurance Committee held while he served in such positions.


NUMBER OF BOARD, INDEPENDENT TRUSTEES AND COMMITTEE MEETINGS HELD DURING LAST
                                  FISCAL YEAR

                             END OF     BOARD OF     INDEPENDENT       AUDIT       DERIVATIVES     INSURANCE
                             FISCAL     TRUSTEES       TRUSTEES      COMMITTEE      COMMITTEE      COMMITTEE
NAME OF FUND                  YEAR      MEETINGS       MEETINGS       MEETINGS       MEETINGS      MEETINGS
------------------------   ---------   ----------   -------------   -----------   -------------   ----------
Latin American .........     1/31/99     6            7               2             4                    2
Small Cap ..............     2/28/99     5            8               2             4                    2
Total Return ...........     7/31/98     6            9               2             4                   --

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     If shareholders approve the present Board nominees, each Fund will have the same individuals serving as Independent Trustees as the other Morgan Stanley Dean Witter Funds. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for the Funds and each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Morgan Stanley Dean Witter Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Morgan Stanley Dean Witter Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy that each Trustee and/or his or her spouse invest at least $25,000 in any of the funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in Discover Brokerage Index Series and the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement.

     The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of February 26, 1999, the total value of the investments by the Trustees nominated for election or re-election and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, Discover Brokerage Index Series and the TCW/DW Funds) was approximately $35.8 million. As of March 12, 1999, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES


     Each Fund currently pays each Independent Trustee an annual fee of $2,800 plus a per meeting fee of $200 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board attended by the Trustee. As a Morgan Stanley Dean Witter Fund, each Fund would pay each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board attended by the Trustee. If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid, and as a Morgan Stanley Dean Witter Fund would continue to be paid, a single meeting fee by the Funds. Each Fund currently also pays the Chairman of the Audit Committee an annual fee of $750 and would continue to pay that amount to the Chairman of the Audit Committee as a Morgan Stanley Dean Witter Fund.


     The Funds and the Morgan Stanley Dean Witter Funds reimburse Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending meetings. The Funds do not have a retirement or deferred compensation plan for their Independent Trustees. (Trustees and officers of the Funds who are or have been employed by MSDW, TCW, or an affiliated company of either company receive no compensation or expense reimbursement from the Funds for their services as Trustee.)


     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses are alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

     The following table illustrates the compensation that each Fund paid to those nominees who are also currently Independent Trustees of the Funds for the Funds' most recent fiscal year.


                               FUND COMPENSATION




NAME OF INDEPENDENT TRUSTEE         LATIN AMERICAN     SMALL CAP     TOTAL RETURN
--------------------------------   ----------------   -----------   -------------
Dr. Manuel H. Johnson ..........        $5,600           $5,800         $5,313
Michael E. Nugent ..............         5,600            5,800          5,313
John L. Schroeder ..............         5,800            6,000          5,513

     If shareholders elect the nominated persons to a Fund's Board, at such time as the Fund has paid fees to the Independent Trustees for a full fiscal year following the effectiveness of the New Investment Management Agreement, and assuming that during such fiscal year the Fund holds the same number of Board, Independent Trustees and Committee meetings as were held by the Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1998, it is estimated that the compensation paid to each Independent Trustee by each of the Funds during such fiscal year will be $1,650 and an additional $750 to the Trustee selected by the Board to serve as the Chairman of the Audit Committee.


     The following table illustrates the compensation paid to the nominated Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998.

   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                        FOR SERVICE                                  TOTAL CASH
                                      AS DIRECTOR OR                                COMPENSATION
                                        TRUSTEE AND          FOR SERVICE AS      FOR SERVICE TO 11
                                     COMMITTEE MEMBER          TRUSTEE AND          TCW/DW FUNDS
                                   OF 85 MORGAN STANLEY     COMMITTEE MEMBER     AND MORGAN STANLEY
                                        DEAN WITTER           OF 11 TCW/DW          DEAN WITTER
NAME OF INDEPENDENT TRUSTEE                FUNDS                  FUNDS                FUNDS
-------------------------------   ----------------------   ------------------   -------------------
Michael Bozic .................          $120,150                     --              $120,150
Edwin J. Garn .................           132,450                     --               132,450
Wayne E. Hedien ...............           132,350                     --               132,350
Dr. Manuel H. Johnson .........           128,400                $62,331               190,731
Michael E. Nugent .............           132,450                 62,131               194,581
John L. Schroeder .............           132,450                 64,731               197,181

     The following table illustrates the retirement benefits accrued to the nominated Independent Trustees by the 55 Morgan Stanley Dean Witter Funds which have retirement plans, for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                    RETIREMENT         ESTIMATED ANNUAL
                                         ESTIMATED             ESTIMATED         BENEFITS ACCRUED       BENEFITS UPON
                                     CREDITED YEARS OF       PERCENTAGE OF         AS EXPENSES         RETIREMENT FROM
                                   SERVICE AT RETIREMENT        ELIGIBLE              OF ALL             ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)          COMPENSATION     PARTICIPATING FUNDS         FUNDS(1)
-------------------------------   -----------------------   ---------------   ---------------------   -----------------
Michael Bozic .................              10                   60.44%             $22,377               $52,250
Edwin J. Garn .................              10                   60.44               35,225                52,250
Wayne E. Hedien ...............               9                   51.37               41,979                44,413
Dr. Manuel H. Johnson .........              10                   60.44               14,047                52,250
Michael E. Nugent .............              10                   60.44               25,336                52,250
John L. Schroeder .............               8                   50.37               45,117                44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in this Proxy Statement.



REQUIRED VOTE


     With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting. The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above.

     All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If elected, the Trustees not currently serving on the Funds' Boards will commence service at the time the New Investment Management Agreements take effect. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

     THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINATED TRUSTEES.


                                 NAME CHANGES

     Upon the effectiveness of the proposals in this Proxy Statement, TCW/DW Latin American Growth Fund will change its name to Morgan Stanley Dean Witter Latin American Growth Fund, TCW/DW Small Cap Growth Fund will change its name to Morgan Stanley Dean Witter Small Cap Growth Fund and TCW/DW Total Return Trust will change its name to Morgan Stanley Dean Witter Total Return Trust. The Trustees approved the name changes at their February 25, 1999 meeting.

                            REPORTS TO SHAREHOLDERS

     Each Fund's most recent Annual Report and, in the case of Latin American and Small Cap, the succeeding Semi-Annual Report, have been sent previously to shareholders and are available without charge upon request from Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll-free)).


                          INTEREST OF CERTAIN PERSONS

     MSDW and its various subsidiaries and their respective directors, officers, and employees, including persons who are Trustees or officers of the Funds, may be deemed to have an interest in the proposals described in this Proxy Statement. This may be the case because some of the companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds. In addition, some of the individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Thus, these companies and persons may derive benefits from shareholders approving the proposals in this Proxy Statement.


                             SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Proposals of shareholders intended to be presented at the next meeting of a Fund's shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.


                                OTHER BUSINESS

     The management of the Funds knows of no other matters that may be presented at the Meetings. However, if any matters not now known properly come before the Meeting, management intends that the persons named in the enclosed proxy card, or their substitutes, would vote all shares that they are entitled to vote on any such matter, utilizing their proxy in accordance with their best judgment on such matters.


                                        By Order of the Board of Trustees



                                        BARRY FINK
                                        Secretary

                                                                      EXHIBIT A


                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the     day of         , 1999, by and between Morgan
Stanley Dean Witter [name of Fund], a Massachusetts business trust (hereinafter called the "Fund"), and Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

     WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, The Investment Manager is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as investment advisor; and

     WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

     Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Board of Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager may, at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Advisor, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the Fund's average daily net assets:
[Latin American, 1.25% of average daily net assets up to $500 million and 1.20% of average daily net assets in excess of $500 million; Small Cap, 1.00% of average daily net assets; and Total Return, 0.75% of average daily net assets.] Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigations costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

     For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment advisor or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Director, officer or employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     11. This Agreement shall remain in effect until April 30, 2000 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

     13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     14. The Investment Manager and the Fund each agree that the name "Morgan Stanley Dean Witter," which comprises a component of the Fund's name, is a property right of Morgan Stanley Dean Witter & Co. ("MSDW"), the parent of the Investment Manager. The Fund agrees and consents that (i) it will only use the name "Morgan Stanley Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Morgan Stanley Dean Witter" for any purpose, (iii) MSDW, or any corporate affiliate of MSDW, may use or grant to others the right to use the name "Morgan Stanley Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of MSDW or any corporate affiliate of MSDW, the Fund will take such action as may be required to provide its consent to the use of the name "Morgan Stanley Dean Witter," or any combination or abbreviation thereof, by MSDW or any corporate affiliate of MSDW, or by any person to whom MSDW or a corporate affiliate of MSDW shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of MSDW and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request of MSDW or any corporate affiliate of MSDW, cease to use the name "Morgan Stanley Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all actions which MSDW or any corporate affiliate of MSDW, may request to effect the foregoing and to reconvey to MSDW any and all rights to such name.

     15. The Declaration of Trust establishing TCW/DW [name of Fund], dated
        ,    , as amended to reflect the change in the Fund's name from "TCW/DW
[name of Fund]" to "Morgan Stanley

Dean Witter [name of Fund]" on         , 1999, a copy of which, together with
all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Morgan Stanley Dean Witter [name of Fund] refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Morgan Stanley Dean Witter [name of Fund] shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Morgan Stanley Dean Witter [name of Fund], but the Trust Estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement, on        , 1999, in New York, New York.


                                        MORGAN STANLEY DEAN WITTER
                                         [NAME OF FUND]


                                        By:---------------------------------

Attest:


------------------------------------    MORGAN STANLEY DEAN WITTER ADVISORS
                                        INC.


                                        By:---------------------------------

Attest:


------------------------------------

                                                                      EXHIBIT B


                      FORM OF NEW SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the      day of     , 1999 by and between Morgan
Stanley Dean Witter Advisors, a Delaware corporation (herein referred to as the "Investment Manager"), and TCW Funds Management, Inc., a California Corporation, (herein referred to as the "Sub-Advisor").

     WHEREAS, Morgan Stanley Dean Witter [name of Fund] (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

     WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Advisor shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable. For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     10. This Agreement shall remain in effect until April 30, 2000 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.


     11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.


     12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.



                                      By:-------------------------------------


                                        Attest:





                                        TCW FUNDS MANAGEMENT, INC.



                                      By:-------------------------------------


                                        Attest:



Accepted and agreed to as of the day and year first above written:


MORGAN STANLEY DEAN WITTER
 [NAME OF FUND]



By:-------------------------------------
Attest:

                                                                     APPENDIX I

     MSDW Advisors serves as investment manager to the investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1999 and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                         CURRENT INVESTMENT
                                                                           MANAGEMENT FEE
                                                                              RATE(S)
                                                   NET ASSETS             AS A PERCENTAGE
                                                 AS OF 3/12/99             OF NET ASSETS
                                               ----------------- ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    AGGRESSIVE EQUITY FUND ................... $   498,304,380   0.75%
 2. MORGAN STANLEY DEAN WITTER
    AMERICAN VALUE FUND ...................... $ 7,027,067,112   0.625% on assets up to $250
                                                                 million, scaled down at
                                                                 various asset levels to 0.425%
                                                                 on assets over $4.5 billion.
 3. MORGAN STANLEY DEAN WITTER
    BALANCED GROWTH FUND ..................... $   310,254,403   0.60%
 4. MORGAN STANLEY DEAN WITTER CAPITAL
    GROWTH SECURITIES ........................ $   552,721,786   0.65% on assets up to $500
                                                                 million, scaled down at
                                                                 various asset levels to 0.475%
                                                                 on assets over $1.5 billion.
 5. MORGAN STANLEY DEAN WITTER
    COMPETITIVE EDGE FUND,
    "BEST IDEAS" PORTFOLIO ................... $ 1,960,627,725   0.65% on assets up to $1.5
                                                                 billion and 0.625% on assets
                                                                 over $1.5 billion.
 6. MORGAN STANLEY DEAN WITTER
    DEVELOPING GROWTH SECURITIES TRUST ....... $   699,976,949   0.50% on assets up to $500
                                                                 million and 0.475% on assets
                                                                 over $500 million.
 7. MORGAN STANLEY DEAN WITTER DIVIDEND
    GROWTH SECURITIES INC. ................... $19,702,205,339   0.625% on assets up to $250
                                                                 million, scaled down at
                                                                 various asset levels to 0.275%
                                                                 on assets over $15 billion.
 8. MORGAN STANLEY DEAN WITTER
    EQUITY FUND .............................. $   265,014,522   0.85% (of which 40% is paid
                                                                 to a Sub-Advisor).
 9. MORGAN STANLEY DEAN WITTER
    EUROPEAN GROWTH FUND INC. ................ $ 2,364,716,910   0.95% on assets up to $500
                                                                 million, scaled down at
                                                                 various assets levels to 0.85%
                                                                 on assets over $2 billion (of
                                                                 which 40% is paid to a
                                                                 Sub-Advisor).
10. MORGAN STANLEY DEAN WITTER
    FINANCIAL SERVICES TRUST ................. $   478,681,971   0.75%

                                                                          CURRENT INVESTMENT
                                                                            MANAGEMENT FEE
                                                                               RATE(S)
                                                   NET ASSETS              AS A PERCENTAGE
                                                 AS OF 3/12/99              OF NET ASSETS
                                               ----------------- -----------------------------------
11. MORGAN STANLEY DEAN WITTER
    FUND OF FUNDS ............................ $   34,285,975    none (1)
12. MORGAN STANLEY DEAN WITTER GLOBAL
    DIVIDEND GROWTH SECURITIES ............... $3,531,827,127    0.75% on assets up to $1
                                                                 billion, scaled down at
                                                                 various asset levels to 0.625%
                                                                 on assets over $4.5 billion.
13. MORGAN STANLEY DEAN WITTER GLOBAL
    UTILITIES FUND ........................... $  559,667,493    0.65% on assets up to $500
                                                                 million and 0.625% on assets
                                                                 over $500 million.
14. MORGAN STANLEY DEAN WITTER
    GROWTH FUND .............................. $  923,475,534    0.80% on assets up to $750
                                                                 million, scaled down at
                                                                 various asset levels to 0.70%
                                                                 on assets over $1.5 billion (of
                                                                 which 40% is paid to a
                                                                 Sub-Advisor).
15. MORGAN STANLEY DEAN WITTER HEALTH
    SCIENCES TRUST ........................... $  350,236,613    1.00% on assets up to $500
                                                                 million and 0.95% on assets
                                                                 over $500 million.
16. MORGAN STANLEY DEAN WITTER INCOME
    BUILDER FUND ............................. $  412,791,085    0.75% on assets up to $500
                                                                 million and 0.725% on assets
                                                                 over $500 million.
17. MORGAN STANLEY DEAN WITTER
    INFORMATION FUND ......................... $  544,608,511    0.75% on assets up to $500
                                                                 million and 0.725% on assets
                                                                 over $500 million.
18. MORGAN STANLEY DEAN WITTER
    INTERNATIONAL SMALLCAP FUND .............. $   47,868,608    1.15% (of which 40% is paid
                                                                 to a Sub-Advisor).
19. MORGAN STANLEY DEAN WITTER JAPAN
    FUND ..................................... $  145,758,028    0.95% (of which 40% is paid
                                                                 to a Sub-Advisor).
20. MORGAN STANLEY DEAN WITTER MARKET
    LEADER TRUST ............................. $  163,864,922    0.75%
21. MORGAN STANLEY DEAN WITTER
    MID-CAP DIVIDEND GROWTH SECURITIES ....... $  313,632,285    0.75%
22. MORGAN STANLEY DEAN WITTER MID-CAP
    GROWTH FUND .............................. $  540,464,345    0.75% on assets up to $500
                                                                 million and 0.725% on assets
                                                                 over $500 million.
23. MORGAN STANLEY DEAN WITTER NATURAL
    RESOURCE DEVELOPMENT SECURITIES INC.       $  185,361,407    0.625% on assets up to $250
                                                                 million and 0.50% on assets
                                                                 over $250 million.

                                                                                  CURRENT INVESTMENT
                                                                                    MANAGEMENT FEE
                                                                                        RATE(S)
                                                         NET ASSETS                 AS A PERCENTAGE
                                                        AS OF 3/12/99                OF NET ASSETS
                                                    -------------------- ------------------------------------
24. MORGAN STANLEY DEAN WITTER PACIFIC
    GROWTH FUND INC. ..............................   $  437,976,215     0.95% on assets up to $1
                                                                         billion, scaled down at
                                                                         various asset levels to 0.85%
                                                                         on assets over $2 billion (of
                                                                         which 40% is paid to a
                                                                         Sub-Advisor).
25. MORGAN STANLEY DEAN WITTER PRECIOUS
    METALS AND MINERALS TRUST .....................   $   31,406,490      0.80%
26. MORGAN STANLEY DEAN WITTER
    REAL ESTATE FUND ..............................   $      100,000(2)  1.0% (of which 40% is paid to
                                                                         a Sub-Advisor).
27. MORGAN STANLEY DEAN WITTER SPECIAL
    VALUE FUND ....................................   $  287,296,987      0.75%
28. MORGAN STANLEY DEAN WITTER
    STRATEGIST FUND ...............................   $1,915,670,468     0.60% on assets up to $500
                                                                         million, scaled down at
                                                                         various asset levels to 0.45%
                                                                         on assets over $1.5 billion.
29. MORGAN STANLEY DEAN WITTER
    S&P 500 INDEX FUND ............................   $1,512,617,047      0.40%(3)
30. MORGAN STANLEY DEAN WITTER
    S&P 500 SELECT FUND ...........................   $   99,490,366      0.60%
31. MORGAN STANLEY DEAN WITTER UTILITIES
    FUND ..........................................   $2,745,432,959     0.65% on assets up to $500
                                                                         million, scaled down at
                                                                         various asset levels to 0.425%
                                                                         on assets over $5 billion.
32. MORGAN STANLEY DEAN WITTER
    VALUE FUND ....................................   $  129,284,351     1.0% (of which 40% is paid to
                                                                         a Sub-Advisor).
33. MORGAN STANLEY DEAN WITTER
    VALUE-ADDED MARKET SERIES .....................   $ 1,515,031,347    0.50% on assets up to $500
                                                                         million, scaled down at
                                                                         various asset levels to 0.40%
                                                                         on assets over $1 billion.
34. MORGAN STANLEY DEAN WITTER SELECT
    DIMENSIONS INVESTMENT SERIES:*
    (A)       AMERICAN VALUE PORTFOLIO ............   $  439,744,862     0.625%
    (B)       BALANCED GROWTH PORTFOLIO ...........   $  115,344,784     0.75% (of which 40% is paid
                                                                         to a Sub-Advisor).
    (C)       DEVELOPING GROWTH PORTFOLIO .........   $   83,104,549      0.50%
    (D)       DIVIDEND GROWTH PORTFOLIO ...........   $  746,155,398     0.625% on assets up to $500
                                                                         million and 0.50% on assets
                                                                         over $500 million.
    (E)       EMERGING MARKETS PORTFOLIO ..........   $   13,146,676     1.25% (of which 40% is paid
                                                                         to a Sub-Advisor).

                                                                                 CURRENT INVESTMENT
                                                                                   MANAGEMENT FEE
                                                                                      RATE(S)
                                                         NET ASSETS               AS A PERCENTAGE
                                                        AS OF 3/12/99              OF NET ASSETS
                                                     ------------------ -----------------------------------
    (F)        GLOBAL EQUITY PORTFOLIO .............. $   126,581,765    1.00%
    (G)        GROWTH PORTFOLIO ..................... $    57,892,937    0.80% (of which 40% is paid
                                                                         to a Sub-Advisor).
    (H)        MID-CAP GROWTH PORTFOLIO ............. $    28,646,070    0.75%(4)
    (I)        UTILITIES PORTFOLIO .................. $    94,148,169    0.65%
    (J)        VALUE-ADDED MARKET PORTFOLIO ......... $   175,070,937    0.50%
35. MORGAN STANLEY DEAN WITTER
    VARIABLE INVESTMENT SERIES:*
    (A)        CAPITAL GROWTH PORTFOLIO ............. $   141,161,297    0.65%
    (B)        COMPETITIVE EDGE "BEST IDEAS"
               PORTFOLIO ............................ $    38,482,591    0.65%(5)
    (C)        DIVIDEND GROWTH PORTFOLIO ............ $ 2,282,129,950    0.625% on assets up to $500
                                                                         million, scaled down at
                                                                         various asset levels to 0.45%
                                                                         on assets over $2 billion.
    (D)        EQUITY PORTFOLIO ..................... $   518,003,171    0.50% on assets up to $1
                                                                         billion and 0.475% on assets
                                                                         over $1 billion.
    (E)        EUROPEAN GROWTH PORTFOLIO ............ $   518,003,171    0.95% on assets up to $500
                                                                         million and 0.90% on assets
                                                                         over $500 million (of which
                                                                         40% is paid to a
                                                                         Sub-Advisor).
    (G)        GLOBAL DIVIDEND GROWTH
               PORTFOLIO ........................... $   472,309,743     0.75%
    (H)        INCOME BUILDER PORTFOLIO ............ $    84,215,220     0.75%
    (K)        PACIFIC GROWTH PORTFOLIO ............ $    63,597,171     0.95% (of which 40% is paid
                                                                         to a Sub-Advisor).
    (I)        S&P 500 INDEX PORTFOLIO ............. $    79,282,411     0.40%(6)
    (J)        STRATEGIST PORTFOLIO ................ $   662,363,173     0.50%
    (L)        UTILITIES PORTFOLIO ................. $   557,167,586     0.65% on assets up to $500
                                                                         million and 0.55% on assets
                                                                         over $500 million.

----------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) MSDW Advisors receives no investment management fee for serving as Investment Manager, it being understood that MSDW Advisors receives investment management fees from the "Underlying Funds" (various Morgan Stanley Dean Witter Funds that are the underlying investments of Morgan Stanley Dean Witter Fund of Funds).

(2) As of March 12, 1999, Morgan Stanley Dean Witter Real Estate Fund's assets consisted only of its initial seed capital. Morgan Stanley Dean Witter Real Estate Fund's underwriting period is expected to run from March 25, 1999 through April 23, 1999 and Morgan Stanley Dean Witter Real Estate Fund is expected to commence operations shortly thereafter.

(3) MSDW Advisors has agreed to assume all expenses (except for brokerage and 12b-1 fees) of Morgan Stanley Dean Witter S&P 500 Index Fund and to waive the compensation provided for in its investment management agreement with that company to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of that company.

(4) MSDW Advisors has undertaken, until the earlier of April 30, 1999 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Morgan Stanley Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(5) MSDW Advisors has undertaken, until the earlier of April 30, 1999 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Competitive Edge "Best Ideas" Portfolio of Morgan Stanley Dean Witter Variable Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(6) MSDW Advisors has agreed to assume all expenses (except for any brokerage fees) of Morgan Stanley Dean Witter Variable Investment Series S&P 500 Index Portfolio and to waive the compensation provided for in its investment management agreement with that company to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of that company.

                                                                    APPENDIX II

     TCW serves as investment adviser or manager to the investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1999 and the investment management or advisory fee rate(s) applicable to such investment company.



                                                               CURRENT INVESTMENT
                                                                 MANAGEMENT FEE
                                                                    RATE(S)
                                                 NET ASSETS     AS A PERCENTAGE
                                               AS OF 3/12/99     OF NET ASSETS
                                              --------------- -------------------
 1. GALILEO LATIN AMERICA EQUITIES FUND        $  3,525,207   1.00%
 2. GALILEO SMALL CAP EQUITIES FUND .........   157,533,434   1.00%
 3. GALILEO LARGE CAP VALUE FUND ............    54,174,880   0.55%

                       TCW/DW LATIN AMERICAN GROWTH FUND

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Latin American Growth Fund on June 8, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                     PLEASE MARK VOTES AS
                                                     IN THE EXAMPLE USING
                                                     BLACK OR BLUE INK      [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                      FOR    AGAINST    ABSTAIN
1. Approval or Disapproval of the New
   Investment Management Agreement between            [ ]      [ ]        [ ]
   the TCW/DW Latin American Growth Fund
   and Morgan Stanley Dean Witter Advisors Inc.

                                                      FOR    AGAINST    ABSTAIN
2. Approval or Disapproval of the New
   Sub-Advisory Agreement between                     [ ]      [ ]        [ ]
   Morgan Stanley Dean Witter Advisors Inc.
   and TCW Funds Management, Inc.

                                                                        FOR ALL
                                                      FOR    WITHHOLD    EXCEPT

3. Election of Trustees:                              [ ]       [ ]        [ ]

   01. Michael Bozic       02. Charles A. Fiumefreddo

   03. Edwin J. Garn       04. Wayne E. Hedien        05. Dr. Manuel H. Johnson

   06. Michael E. Nugent   07. Philip J. Purcell      08. John L. Schroeder


   If you wish to withhold authority for any particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.


         Please make sure to sign and date this Proxy using black or blue ink.


         Date-----------------------------------------------------------------


         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                           Shareholder sign in the box above

         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                        Co-Owner (if any) sign in the box above


 -------------------------------------------------------------------------------
             PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                       TCW/DW LATIN AMERICAN GROWTH FUND


                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.



085, 418, 419, 420

                         TCW/DW SMALL CAP GROWTH FUND

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Small Cap Growth Fund on June 8, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                     PLEASE MARK VOTES AS
                                                     IN THE EXAMPLE USING
                                                     BLACK OR BLUE INK      [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                      FOR    AGAINST    ABSTAIN
1. Approval or Disapproval of the New
   Investment Management Agreement between            [ ]      [ ]        [ ]
   the TCW/DW Small Cap Growth Fund and
   Morgan Stanley Dean Witter Advisors Inc.

                                                      FOR    AGAINST    ABSTAIN
2. Approval or Disapproval of the New
   Sub-Advisory Agreement between Morgan              [ ]      [ ]        [ ]
   Stanley Dean Witter Advisors Inc. and
   TCW Funds Management, Inc.

                                                                        FOR ALL
                                                      FOR    WITHHOLD    EXCEPT

3. Election of Trustees:                              [ ]       [ ]        [ ]

   01. Michael Bozic       02. Charles A. Fiumefreddo

   03. Edwin J. Garn       04. Wayne E. Hedien        05. Dr. Manuel H. Johnson

   06. Michael E. Nugent   07. Philip J. Purcell      08. John L. Schroeder


   If you wish to withhold authority for any particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.


         Please make sure to sign and date this Proxy using black or blue ink.


         Date-----------------------------------------------------------------


         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                           Shareholder sign in the box above

         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                        Co-Owner (if any) sign in the box above


 -------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                          TCW/DW SMALL CAP GROWTH FUND


                                   IMPORTANT


               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.



080, 412, 413, 414

                           TCW/DW TOTAL RETURN TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Total Return Trust on June 8, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                     PLEASE MARK VOTES AS
                                                     IN THE EXAMPLE USING
                                                     BLACK OR BLUE INK      [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                      FOR    AGAINST    ABSTAIN
1. Approval or Disapproval of the New
   Investment Management Agreement between            [ ]      [ ]        [ ]
   the TCW/DW Total Return Trust and Morgan
   Stanley Dean Witter Advisors Inc.

                                                      FOR    AGAINST    ABSTAIN
2. Approval or Disapproval of the New
   Sub-Advisory Agreement between                     [ ]      [ ]        [ ]
   Morgan Stanley Dean Witter Advisors Inc.
   and TCW Funds Management, Inc.

                                                                        FOR ALL
                                                      FOR    WITHHOLD    EXCEPT

3. Election of Trustees:                              [ ]       [ ]        [ ]

   01. Michael Bozic       02. Charles A. Fiumefreddo

   03. Edwin J. Garn       04. Wayne E. Hedien        05. Dr. Manuel H. Johnson

   06. Michael E. Nugent   07. Philip J. Purcell      08. John L. Schroeder


   If you wish to withhold authority for any particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.


         Please make sure to sign and date this Proxy using black or blue ink.


         Date-----------------------------------------------------------------


         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                           Shareholder sign in the box above

         ---------------------------------------------------------------------


         ---------------------------------------------------------------------
                        Co-Owner (if any) sign in the box above


 -------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           TCW/DW TOTAL RETURN TRUST


                                   IMPORTANT


               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.


 059, 403, 404, 405